[CAMBIAR INVESTORS LOGO]


                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMOX

                       CAMBIAR INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: CAMIX

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMSX

                         CAMBIAR AGGRESSIVE VALUE FUND
                              TICKER SYMBOL: CAMAX


                               CAMBIAR SMID FUND
                              TICKER SYMBOL: CAMMX


                           CAMBIAR GLOBAL SELECT FUND
                              TICKER SYMBOL: CAMGX

                        INVESTOR CLASS SHARES PROSPECTUS


                               SEPTEMBER 1, 2013


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]
                            MANAGER FOR ALL SEASONS

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 CMB-PS-004-0400

                               TABLE OF CONTENTS



                                                                            PAGE

CAMBIAR OPPORTUNITY FUND ...................................................   1
     FUND INVESTMENT OBJECTIVE .............................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................   3
     PERFORMANCE INFORMATION ...............................................   4
     INVESTMENT ADVISER ....................................................   5
     PORTFOLIO MANAGERS ....................................................   5
     PURCHASING AND SELLING FUND SHARES ....................................   5
CAMBIAR INTERNATIONAL EQUITY FUND ..........................................   7
     FUND INVESTMENT OBJECTIVE .............................................   7
     FUND FEES AND EXPENSES ................................................   7
     PRINCIPAL INVESTMENT STRATEGIES .......................................   8
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................   9
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  12
     PORTFOLIO MANAGERS ....................................................  12
     PURCHASING AND SELLING FUND SHARES ....................................  12
CAMBIAR SMALL CAP FUND .....................................................  14
     FUND INVESTMENT OBJECTIVE .............................................  14
     FUND FEES AND EXPENSES ................................................  14
     PRINCIPAL INVESTMENT STRATEGIES .......................................  15
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  16
     PERFORMANCE INFORMATION ...............................................  16
     INVESTMENT ADVISER ....................................................  17
     PORTFOLIO MANAGERS ....................................................  17
     PURCHASING AND SELLING FUND SHARES ....................................  18
CAMBIAR AGGRESSIVE VALUE FUND ..............................................  19
     FUND INVESTMENT OBJECTIVE .............................................  19
     FUND FEES AND EXPENSES ................................................  19
     PRINCIPAL INVESTMENT STRATEGIES .......................................  20
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  21
     PERFORMANCE INFORMATION ...............................................  24
     INVESTMENT ADVISER ....................................................  24
     PORTFOLIO MANAGER .....................................................  24
     PURCHASING AND SELLING FUND SHARES ....................................  25
CAMBIAR SMID FUND ..........................................................  26
     FUND INVESTMENT OBJECTIVE .............................................  26
     FUND FEES AND EXPENSES ................................................  26
     PRINCIPAL INVESTMENT STRATEGIES .......................................  27
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  28
     PERFORMANCE INFORMATION ...............................................  28
     INVESTMENT ADVISER ....................................................  29
     PORTFOLIO MANAGERS ....................................................  29
     PURCHASING AND SELLING FUND SHARES ....................................  30

                               TABLE OF CONTENTS
                                  (continued)


                                                                            PAGE
CAMBIAR GLOBAL SELECT FUND .................................................  31
     FUND INVESTMENT OBJECTIVE .............................................  31
     FUND FEES AND EXPENSES ................................................  31
     PRINCIPAL INVESTMENT STRATEGIES .......................................  32
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..............................  33
     PERFORMANCE INFORMATION ...............................................  34
     INVESTMENT ADVISER ....................................................  35
     PORTFOLIO MANAGERS ....................................................  35
     PURCHASING AND SELLING FUND SHARES ....................................  35
SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY
     COMPENSATION ..........................................................  36
INVESTING WITH THE CAMBIAR FUNDS ...........................................  37
     BUYING FUND SHARES ....................................................  37
     REDEEMING FUND SHARES .................................................  40
     EXCHANGING FUND SHARES ................................................  43
     TRANSACTION POLICIES ..................................................  43
     ACCOUNT POLICIES ......................................................  46
ADDITIONAL INFORMATION ABOUT THE FUNDS .....................................  51
     OTHER INVESTMENT PRACTICES AND STRATEGIES .............................  51
     INVESTMENT MANAGEMENT .................................................  53
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE .............  55
     SHAREHOLDER SERVICING ARRANGEMENTS ....................................  56
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................  57
FINANCIAL HIGHLIGHTS .......................................................  58

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            0.11%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(2)                                   1.27%
Less Fee Reductions and/or Expense Reimbursements                        (0.06)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions
and/or Expense Reimbursements(2,3)                                        1.21%


(1)  Management Fees have been restated to reflect current fees.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $123        $397         $691         $1,529



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2003       35.23%
                              2004       15.05%
                              2005        7.01%
                              2006       16.64%
                              2007       (1.86)%
                              2008      (40.61)%
                              2009       41.70%
                              2010       18.94%
                              2011       (8.69)%
                              2012        8.56%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 22.84% (quarter ended 06/30/2003) and the lowest return for a quarter was (24.06)% (quarter ended 12/31/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 16.20%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                                       SINCE
                                                                                                                     INCEPTION
INVESTOR CLASS SHARES                                          1 YEAR            5 YEARS          10 YEARS           (06/30/98)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                       8.56%            (0.15)%           6.58%               7.13%
Fund Returns After Taxes on Distributions                       8.39%            (0.34)%           6.35%               6.23%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                           5.80%            (0.18)%           5.76%               5.80%
S&P 500 ([R]) Index (reflects no deduction for fees,
  expenses, or taxes)                                          16.00%             1.66%            7.10%               3.46%



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.


Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                        0.90%
Other Expenses                                                            0.57%
Shareholder Service Fees                                                  0.25%
                                                                         -------
Total Annual Fund Operating Expenses                                      1.72%
Less Fee Reductions and/or Expense Reimbursements                        (0.52)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.20%
and/or Expense Reimbursements(2,3)


(1)  Management Fees have been restated to reflect current fees.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.20% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.

(3) The Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements do not correlate to the Ratio of Expenses to Average Net Assets in the Fund's Financial Highlights because prior to September 1, 2012 the expense cap was 1.30%.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $122        $491         $885         $1,987



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES


The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.


In selecting investments for the Fund, the Fund's adviser, Cambiar Investors LLC ("Cambiar" or the "Adviser"), focuses predominantly on medium to large market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

     o    The stock has realized its price target;

     o It experiences exaggerated price moves relative to actual developments; or

     o There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States.
Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2003       38.37%
                              2004       15.48%
                              2005        5.55%
                              2006       29.04%
                              2007       19.68%
                              2008      (49.73)%
                              2009       42.88%
                              2010       12.83%
                              2011       (8.08)%
                              2012       16.95%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 29.93% (quarter ended 06/30/2003) and the lowest return for a quarter was (32.95)% (quarter ended 09/30/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 6.24%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                                                                SINCE
                                                                                                              INCEPTION
INVESTOR CLASS SHARES                                   1 YEAR           5 YEARS           10 YEARS           (09/02/97)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                               16.95%           (2.72)%            8.54%               8.04%
Fund Returns After Taxes on Distributions               16.93%           (3.00)%            7.91%               7.63%
Fund Returns After Taxes on Distributions and           11.61%           (2.27)%            7.61%               7.28%
  Sale of Fund Shares
Morgan Stanley Capital International EAFE               17.32%           (3.69)%            8.21%               4.10%
  Index (reflects no deduction for fees,
  expenses, or taxes)



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.


Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, Ph.D., International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.05%
Other Expenses                                                            0.11%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                   1.42%
Less Fee Reductions and/or Expense Reimbursements                        (0.11)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.31%
and/or Expense Reimbursements(1,2)


(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $133        $439         $766         $1,692

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($7.6 billion as of July 31, 2013) or $3.5 billion, whichever is greater at the time of purchase.


Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2005       19.98%
                              2006       21.15%
                              2007       (3.88)%
                              2008      (36.27)%
                              2009       45.12%
                              2010       35.73%
                              2011       (1.34)%
                              2012       13.07%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 23.25% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.38)% (quarter ended 12/31/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 13.68%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                        SINCE
                                                                                                      INCEPTION
INVESTOR CLASS SHARES                                              1 YEAR           5 YEARS           (08/31/04)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                          13.07%            6.97%             10.08%
Fund Returns After Taxes on Distributions                          12.82%            6.73%              9.40%
Fund Returns After Taxes on Distributions and                       8.83%            5.93%              8.52%
  Sale of Fund Shares
Russell 2000([R]) Index (reflects no deduction for fees,           16.35%            3.56%              6.82%
  expenses, or taxes)



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

PURCHASING AND SELLING FUND SHARES


Investor Class shares of the Fund are closed to new investors.

However, existing shareholders of Investor Class shares of the Fund and certain eligible investors, as set forth in the prospectus, may purchase additional Investor Class shares of the Fund in amounts of at least $100 through existing or new accounts and reinvest dividends and capital gains distributions.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS

CAMBIAR AGGRESSIVE VALUE FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Aggressive Value Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.00%
Other Expenses                                                            0.15%
Shareholder Service Fees                                                  0.25%
                                                                         -------
Total Annual Fund Operating Expenses                                      1.40%
Less Fee Reductions and/or Expense Reimbursements(1)                     (0.05)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.35%
and/or Expense Reimbursements

(1) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $137        $438         $761         $1,675


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Normally, the Fund invests at least 65% of its net assets in equity securities of U.S. and non-U.S. companies within any market capitalization range. The equity securities in which the Fund will invest may include convertible securities. The Fund may also sell securities short as part of its investment strategy. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short.

The Fund typically invests in a portfolio of 20-30 issuers that Cambiar Investors LLC ("Cambiar" or the "Adviser") believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified. The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements.

Consistent with its effort to create a focused portfolio of the companies which it believes represent the best opportunities for long-term capital appreciation, the Adviser may at times allocate a significant percentage of the Fund's assets to securities of non-U.S. companies that trade in either domestic or foreign markets. The Adviser may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign issuers, including emerging markets issuers.

The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser's short strategy is utilized opportunistically and is driven by the same underlying philosophy and investment process as the long portion of the portfolio. If the Adviser determines that a company does not have the underlying fundamentals to be added to the Fund as a long position, it will consider using the stock speculatively as a short position or as a paired trade to hedge a long position in the Fund.

The Adviser may sell a stock that the Fund holds long because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments; or

     o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible securities of similar quality.
 The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. A convertible security may lose all of its value if the value of the underlying stock falls below the conversion price of the security. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than most mutual funds. The Fund seeks to increase return and reduce risk by using short sales and other forms of volatile financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the Adviser expects. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                              2008      (43.82)%
                              2009       77.88%
                              2010       38.54%
                              2011      (17.25)%
                              2012        5.98%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 09/30/2009) and the lowest return for a quarter was (36.29)% (quarter ended 09/30/2011). The Fund's Investor Class Shares' total return from 1/1/2013 to 6/30/2013 was 14.65% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                        SINCE
                                                                                                      INCEPTION
INVESTOR CLASS SHARES                                              1 YEAR           5 YEARS           (08/31/07)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                           5.98%            3.95%              4.04%
Fund Returns After Taxes on Distributions                           5.98%            3.23%              3.35%
Fund Returns After Taxes on Distributions and Sale                  3.89%            2.99%              3.09%
  of Fund Shares
Russell 3000([R]) Index (reflects no deduction for fees,           16.42%            2.04%              1.95%
  expenses, or taxes)



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGER

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has managed the Fund since its inception.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR SMID FUND

FUND INVESTMENT OBJECTIVE

The Cambiar SMID Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.05%
Other Expenses                                                            5.87%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                   7.18%
Less Fee Reductions and/or Expense Reimbursements                        (5.82)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                 1.36%
and/or Expense Reimbursements(1,2)

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $138        $1,594       $2,988       $6,214



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small- and mid-sized companies to be those companies with market capitalizations of up to $12 billion at the time of purchase. The Fund normally invests in 35-45 common stocks.


Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the mid- and small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid- and small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund invests in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                                 2012     11.77%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 11.66% (quarter ended 3/31/2012) and the lowest return for a quarter was (9.81)% (quarter ended 6/30/2012). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 19.71% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                        SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                                     1 YEAR      (05/31/11)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                                 11.77%       (2.61)%
Fund Returns After Taxes on Distributions                 11.77%       (2.61)%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                      7.65%       (2.22)%
Russell 2500 Index (reflects no deduction for fees,
  expenses, or taxes)                                     17.88%        2.51%


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.


Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception.

PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

CAMBIAR GLOBAL SELECT FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Global Select Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if shares
redeemed have been held for less than 90 days)                            2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                           1.00%
Other Expenses                                                            8.64%
Shareholder Service Fees                                                  0.25%
Acquired Fund Fees and Expenses                                           0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                   9.90%
Less Fee Reductions and/or Expense Reimbursements                        (8.59)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions
and/or Expense Reimbursements(1,2)                                        1.31%

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $133        $2,087       $3,854       $7,567



PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located throughout the world. The equity securities in which the Fund generally invests are common stocks and American Depositary Receipts ("ADRs"). The Fund may invest in securities of companies of any market capitalization and expects, under normal market conditions, to invest at least 40% of its assets in non-U.S. companies. The Adviser considers a company to be a "non-U.S. company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest up to 25% of its assets in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases ADRs of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the mid- and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid- and small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of a Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                         2012     13.51%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 11.69% (quarter ended 3/31/2012) and the lowest return for a quarter was (8.61)% (quarter ended 6/30/2012). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 14.00%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                                   1 YEAR        (11/30/11)
--------------------------------------------------------------------------------
Fund Returns Before Taxes                               13.51%          13.34%
Fund Returns After Taxes on Distributions               12.88%          12.77%
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                    9.23%          11.19%
MSCI All Country World Index (reflects no
  deduction for fees, expenses, or taxes)               16.13%          14.59%



INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Todd L. Edwards, PhD, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception.

PURCHASING AND SELLING FUND SHARES


To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal
IRAs).  Thereafter your investments must be at least $100.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 37 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."


BUYING FUND SHARES

To purchase Investor Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.

All investments must be made by check, wire or ACH. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.


Investor Class shares of the Cambiar Small Cap Fund are closed to new investors. However, existing shareholders of Investor Class shares of the Cambiar Small Cap Fund and certain eligible investors, as set forth below, may purchase additional Investor Class shares of the Cambiar Small Cap Fund through existing or new accounts and reinvest dividends and capital gains distributions. Existing shareholders and eligible investors include:

     o Shareholders of Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013;

     o Qualified defined contribution retirement plans with participants holding Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013, and participants of such plans regardless of whether they hold Investor Class shares of the Cambiar Small Cap Fund as of April 30,2013;

     o Clients of certain fee based advisory programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e. g. , model portfolios managed by a firm or its investment committee);

     o    An employee of Cambiar; or

     o    A trustee of the Advisors' Inner Circle Fund.

The Cambiar Small Cap Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject any purchase order. Sales of Investor Class shares of the Cambiar Small Cap Fund may be further restricted or reopened in the future. Institutional Class shares of the Cambiar Small Cap Fund, which are offered in a different prospectus, will remain open to new investors.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.

REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS


The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail
Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS


You can open an account with any Fund, except the Cambiar Small Cap Fund, with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). Investor Class shares of the Cambiar Small Cap Fund are closed to new investors. Thereafter your investments must be at least $100 for each Fund. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.


FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Investor Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                              TRADING SYMBOL      CUSIP     FUND CODE
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                    CAMOX        00758M261      1262
--------------------------------------------------------------------------------
Cambiar International Equity Fund           CAMIX        00758M139      1269
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                      CAMSX        0075W0817      1363
--------------------------------------------------------------------------------
Cambiar Aggressive Value Fund               CAMAX        0075W0650      1365
--------------------------------------------------------------------------------
Cambiar SMID Fund                           CAMMX        00769G766      1270
--------------------------------------------------------------------------------
Cambiar Global Select Fund                  CAMGX        00769G113      1366
--------------------------------------------------------------------------------

REDEEMING FUND SHARES

BY MAIL


You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:


     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING FUND SHARES


At no charge, you may exchange Investor Class Shares of one Cambiar Fund for Investor Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment and investor eligibility requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


With respect to non-U.S. securities held by the Cambiar International Equity Fund, the Cambiar Aggressive Value Fund or the Cambiar Global Select Fund, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.


There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.
The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.


The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.


PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures. "

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or

     o The U. S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Cambiar International Equity Fund, the Cambiar Aggressive Value Fund and the Cambiar Global Select Fund invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

Because the Funds may invest in mid- and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause a Fund to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by a Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS


Each Fund may redeem your shares without your permission if the value of your account falls below $1250 for the Fund. This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.


INVESTMENTS IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The investment objective of the Cambiar Opportunity Fund and the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to their investment objectives, the Cambiar Opportunity Fund and the Cambiar International Equity Fund each have a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.

DERIVATIVES

The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING


The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. Each of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth in the table below. As of June 30, 2013, the Adviser had approximately 7.3 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Investor Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2014. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between each Fund's total annual Fund operating expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.

------------------------------------------------------------------------------------------------------------------------------------
                                  Cambiar           Cambiar           Cambiar        Cambiar         Cambiar        Cambiar
                             Opportunity Fund     International      Small Cap      Aggressive      SMID Fund        Global
                                                   Equity Fund          Fund        Value Fund                     Select Fund
------------------------------------------------------------------------------------------------------------------------------------
Management Fees          0.90% for first $2.5        0.90%(2)           1.05%          1.00%           1.05%          1.00%
                               billion
                         0.75% above $2.5
                               billion(1)
------------------------------------------------------------------------------------------------------------------------------------
Expense Limits --
Investor Class                 1.20%                 1.20%              1.30%           1.35%           1.35%         1.30%
------------------------------------------------------------------------------------------------------------------------------------
Advisory Fee Paid
During the Most
Recent Fiscal Year             0.83%                 0.76%              0.94%           0.95%              0             0
(after waivers)
------------------------------------------------------------------------------------------------------------------------------------

(1) Prior to September 1, 2013, the management fee for the Cambiar Opportunity Fund was 1.00% for the first $500 million, 0.90% of assets between $500 million and $2.5 billion, and 0.75% for excess of $2.5 billion.

(2) Prior to September 1, 2013, the management fee for the Cambiar International Equity Fund was 1.05%.

A discussion regarding the basis for Board approval of the Funds' investment advisory agreements will be available in the Funds' October 31, 2013 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2013 to October 31, 2013.

PORTFOLIO MANAGERS

The Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian
M. Barish serves as the sole portfolio manager of the Cambiar Aggressive Value Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 23 years of investment experience. He serves as the sole portfolio manager of the Cambiar Aggressive Value Fund and also serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has over 19 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the health care and retail sectors. Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 23 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Select Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has over 20 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005 and has over 18 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has over 14 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Todd L. Edwards, PhD, joined the Adviser in 2007 and has over 17 years of investment experience. He co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has over 19 years of investment experience. Mr. Shiraishi co-manages the Cambiar Global Select Fund and Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has over 13 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.


MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE

Cambiar Opportunity Fund


Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had identical investment objectives and strategies as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the performance table on page 6 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

Cambiar International Equity Fund


Effective September 9, 2002, the Cambiar International Equity Fund
     ("International Equity Fund") became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the International Equity Fund and had identical investment objectives and strategies as the International Equity Fund. The performance shown in the performance table on page 13 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund's performance may have been lower.


Cambiar Small Cap Fund


Prior to September 1, 2009, the Cambiar Small Cap Fund's ("Small Cap Fund") investment strategy also included investments in common stocks of medium-sized companies, in addition to investments in common stocks of small-sized companies; therefore, the performance shown in the bar chart and performance table on page 18 of this prospectus for periods prior to September 1, 2009 may have differed had the Small Cap Fund's current investment strategy been in effect during those periods.


SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have adopted a shareholder servicing plan that provides that each Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on each Fund's Investor Class Shares' average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Investor Class Shares of the Funds. The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations. Certain information contained in the tables reflects the financial results for a single Investor Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.


------------------------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                                   2013          2012          2011            2010          2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $17.90        $20.38        $16.31          $11.43        $18.65

Income (Loss) from Operations:
  Net Investment Income(1)                          0.19          0.13          0.07            0.13          0.11
  Net Realized and Unrealized Gain (Loss)           2.55         (2.52)         4.18            4.77         (7.04)
                                                  ------        ------        ------          ------        ------
    Total From Operations                           2.74         (2.39)         4.25            4.90         (6.93)
                                                  ------        ------        ------          ------        ------
Dividends and Distributions:
  Net Investment Income                            (0.19)        (0.09)        (0.18)          (0.02)        (0.09)
  Net Realized Gain                                   --            --            --              --         (0.20)
                                                  ------        ------        ------          ------        ------
    Total Dividends and Distributions              (0.19)        (0.09)        (0.18)          (0.02)        (0.29)
                                                  ------        ------        ------          ------        ------
Net Asset Value, End of Year                      $20.45        $17.90        $20.38          $16.31        $11.43
                                                  ======        ======        ======          ======        ======
Total Return(2)                                    15.51%       (11.71)%       26.19%          42.89%       (37.05)%
                                                  ======        ======        ======          ======        ======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)           $496,247      $923,887    $1,279,183        $811,337      $634,969
  Ratio of Expenses to Average Net Assets           1.20%         1.20%         1.20%           1.20%         1.20%
  Ratio of Expenses to Average Net Assets
    (Excluding Waivers and Fees Paid                1.31%         1.30%         1.33%           1.35%         1.35%
    Indirectly)
  Ratio of Net Investment Income to
    Average Net Assets                              1.08%         0.73%         0.36%           0.91%         0.83%
  Portfolio Turnover Rate                             64%           62%           63%             78%          131%


(1)  Per share data calculated using the average shares method.

(2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                     2013         2012         2011         2010         2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $19.54       $21.63       $17.32       $12.11       $25.85

Income (Loss) from Operations:
  Net Investment Income(1)                     0.25         0.33         0.20         0.22         0.16
  Net Realized and Unrealized Gain             2.29        (2.24)        4.32         4.99       (12.44)
  (Loss)                                     ------       ------       ------       ------       ------
    Total From Operations                      2.54        (1.91)        4.52         5.21       (12.28)
                                             ------       ------       ------       ------       ------
Dividends and Distributions:
  Net Investment Income                       (0.31)       (0.18)       (0.21)          --        (0.14)
  Net Realized Gain                              --           --           --           --        (1.31)
  Return of Capital                              --           --           --           --        (0.01)
                                             ------       ------       ------       ------       ------
    Total Dividends and Distributions         (0.31)       (0.18)       (0.21)          --        (1.46)
                                             ------       ------       ------       ------       ------
Redemption Fees(1,2)                           0.00         0.00         0.00         0.00         0.00
                                             ------       ------       ------       ------       ------
Net Asset Value, End of Year                 $21.77       $19.54       $21.63       $17.32       $12.11
                                             ======       ======       ======       ======       ======
Total Return(3)                               13.12%       (8.72)%      26.27%       43.02%      (47.44)%
                                             ======       ======       ======       ======       ======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)       $30,615      $35,285      $38,356      $25,517      $18,710
  Ratio of Expenses to Average Net
    Assets                                     1.23%        1.30%        1.30%        1.30%        1.38%(4)
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and
    Fees Paid Indirectly)                      1.70%        1.61%        1.68%        1.75%        1.65%
  Ratio of Net Investment Income to
    Average Net Assets                         1.29%        1.73%        1.11%        1.39%        1.00%
  Portfolio Turnover Rate                        75%          62%          69%          86%         161%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4) The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.39%.



Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND                                2013          2012           2011          2010          2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $18.76        $19.76         $15.03        $9.59         $13.53

Income (Loss) from Operations:
  Net Investment Loss(1)                      (0.07)        (0.10)         (0.07)       (0.06)         (0.05)
  Net Realized and Unrealized Gain             1.72         (0.35)(4)       4.79         5.50          (3.89)
  (Loss)                                     ------        ------         ------        -----         ------
    Total From Operations                      1.65         (0.45)          4.72         5.44          (3.94)
                                             ------        ------         ------        -----         ------
Dividends and Distributions:
  Net Realized Gain                           (0.28)        (0.55)            --           --             --
                                             ------        ------         ------        -----         ------
    Total Dividends and                       (0.28)        (0.55)            --           --             --
                                             ------        ------         ------        -----         ------
    Distributions
Redemption Fees(1)                             0.00(2)       0.00(2)        0.01         0.00(2)        0.00(2)
                                             ------        ------         ------        -----         ------
Net Asset Value, End of Year                 $20.13        $18.76         $19.76       $15.03          $9.59
                                             ======        ======         ======       ======         ======
Total Return(5)                                8.96%        (1.80)%        31.47%       56.73%        (29.12)%
                                             ======        ======         ======       ======         ======
Ratios and Supplemental Data
  Net Assets, End of Year
  (Thousands)                              $849,731      $800,200       $559,940     $122,384        $39,184
  Ratio of Expenses to Average Net
    Assets                                     1.30%        1.26%           1.25%        1.24%          1.32%(3)
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and
    Fees Paid Indirectly)                      1.41%        1.38%           1.43%        1.60%          1.58%
  Ratio of Net Investment Loss to
    Average Net Assets                        (0.38)%      (0.55)%         (0.44)%      (0.52)%        (0.42)%
  Portfolio Turnover Rate                        71%          70%             85%          99%           103%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.34%.

(4) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(5) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE VALUE FUND                                  2013          2012          2011          2010         2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $10.94        $16.25        $10.93        $6.24        $10.77

Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                       0.01         (0.03)        (0.12)       (0.01)         0.02
  Net Realized and Unrealized Gain (Loss)               1.41         (4.73)         5.89         4.70         (4.42)
                                                      ------        ------        ------        -----        ------
    Total From Operations                               1.42         (4.76)         5.77         4.69         (4.40)
                                                      ------        ------        ------        -----        ------
Dividends and Distributions:
  Net Investment Income                                   --            --         (0.03)          --            --
  Net Realized Gain                                       --         (0.55)        (0.46)          --         (0.14)
  Return of Capital                                       --          0.00(2)         --           --          0.00(2)
                                                      ------        ------        ------        -----        ------
    Total Dividends and Distributions                     --         (0.55)        (0.49)          --         (0.14)
                                                      ------        ------        ------        -----        ------
Redemption Fees(1)                                      0.00(2)         --          0.04         0.00(2)       0.01
                                                      ------        ------        ------        -----        ------
Net Asset Value, End of Year                          $12.36        $10.94        $16.25       $10.93         $6.24
                                                      ======        ======        ======       ======        ======
Total Return(3)                                        12.98%       (29.09)%       54.32%       75.16%       (40.52)%
                                                      ======        ======        ======       ======        ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)             $134,748      $227,573      $390,335      $29,716       $16,620
  Ratio of Expenses to Average Net Assets               1.35%         1.35%         1.36%        1.50%         1.50%
  Ratio of Expenses to Average Net Assets
    (Excluding Waivers, Expense Reimbursements
    and Fees Paid Indirectly)                           1.40%         1.40%         1.45%        1.71%         1.70%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                          0.12%        (0.27)%       (0.89)%      (0.14)%        0.25%
  Portfolio Turnover Rate                                 85%          196%          128%         205%          296%


(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED         MAY 31, 2011(1) TO
                                                                                 APRIL 30,             APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
SMID FUND                                                                          2013                  2012
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                                 $9.56                $10.00

Income (Loss) from Operations:
  Net Investment Income (Loss)(5)                                                  (0.01)                (0.04)
  Net Realized and Unrealized Gain (Loss)                                           1.30                 (0.40)
                                                                                  ------                ------
    Total From Operations                                                           1.29                 (0.44)
                                                                                  ------                ------
Net Asset Value, End of Year                                                      $10.85                 $9.56
                                                                                  ======                ======
Total Return(4)                                                                    13.49%                (4.40)%
                                                                                  ======                ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                                           $1,814                $1,603
  Ratio of Expenses to Average Net Assets                                           1.35%                 1.35%(2)
  Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense
    Reimbursements and Fees Paid Indirectly)                                        7.17%                 8.56%(2)
  Ratio of Net Investment Income (Loss) to Average Net Assets                      (0.16)%               (0.44)%(2)
  Portfolio Turnover Rate                                                            105%                   96%(3)


(1)  Commencement of Operations

(2)  Annualized

(3) Portfolio turnover is for the period indicated and has not been annualized.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(5)  Per share data calculated using the average shares method.


Amounts designated as "--" are $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED           NOVEMBER 30,
                                                                             APRIL 30,         2011(1) TO APRIL
                                                                                                     30,
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT FUND                                                             2013                 2012
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                            $11.07               $10.00

Income (Loss) from Operations:
  Net Investment Income(5)                                                      0.09                 0.03
  Net Realized and Unrealized Gain                                              1.63                 1.04
                                                                              ------               ------
    Total From Operations                                                       1.72                 1.07
                                                                              ------               ------
Dividends and Distributions:
  Net Investment Income                                                        (0.10)                  --
  Net Realized Gain                                                            (0.20)                  --
                                                                              ------               ------
    Total Dividends and Distributions                                          (0.30)                  --
                                                                              ------               ------
Redemption Fees(5)                                                              0.00(6)                --
                                                                              ------               ------
Net Asset Value, End of Year                                                  $12.49               $11.07
                                                                              ======               ======
Total Return(4)                                                                16.00%               10.70%
                                                                              ======               ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                                       $1,413               $1,210
  Ratio of Expenses to Average Net Assets                                       1.30%                1.30%(2)
  Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense
    Reimbursements and Fees Paid Indirectly)                                    9.89%               15.05%(2)
  Ratio of Net Investment Income (Loss) to Average Net Assets                   0.77%                0.70%(2)
  Portfolio Turnover Rate                                                         70%                  22%(3)


(1)  Commencement of Operations

(2)  Annualized

(3) Portfolio turnover is for the period indicated and has not been annualized.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.



Amounts designated as "--" are $0 or have been rounded to $0.

THE CAMBIAR FUNDS

Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                             Kansas City, MO 64121
                           (Toll free)1-866-777-8227


You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-004-0400


[CAMBIAR INVESTORS LOGO]

                            CAMBIAR OPPORTUNITY FUND
                              TICKER SYMBOL: CAMWX


                       CAMBIAR INTERNATIONAL EQUITY FUND
                              TICKER SYMBOL: CAMYX

                             CAMBIAR SMALL CAP FUND
                              TICKER SYMBOL: CAMZX


                     INSTITUTIONAL CLASS SHARES PROSPECTUS


                               SEPTEMBER 1, 2013


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]
                            MANAGER FOR ALL SEASONS

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                 CMB-PS-002-1000

                               TABLE OF CONTENTS


                                                                        PAGE
CAMBIAR OPPORTUNITY FUND ...............................................  1
     FUND INVESTMENT OBJECTIVE .........................................  1
     FUND FEES AND EXPENSES ............................................  1
     PRINCIPAL INVESTMENT STRATEGIES ...................................  2
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  3
     PERFORMANCE INFORMATION ...........................................  4
     INVESTMENT ADVISER ................................................  5
     PORTFOLIO MANAGERS ................................................  5
CAMBIAR INTERNATIONAL EQUITY FUND ......................................  6
     FUND INVESTMENT OBJECTIVE .........................................  6
     FUND FEES AND EXPENSES ............................................  6
     PRINCIPAL INVESTMENT STRATEGIES ...................................  7
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  8
     PERFORMANCE INFORMATION ...........................................  10
     INVESTMENT ADVISER ................................................  11
     PORTFOLIO MANAGERS ................................................  11
CAMBIAR SMALL CAP FUND .................................................  13
     FUND INVESTMENT OBJECTIVE .........................................  13
     FUND FEES AND EXPENSES ............................................  13
     PRINCIPAL INVESTMENT STRATEGIES ...................................  14
     PRINCIPAL RISKS OF INVESTING IN THE FUND ..........................  15
     PERFORMANCE INFORMATION ...........................................  15
     INVESTMENT ADVISER ................................................  16
     PORTFOLIO MANAGERS ................................................  16
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES,
     TAXES AND FINANCIAL INTERMEDIARY COMPENSATION .....................  18
INVESTING WITH THE CAMBIAR FUNDS .......................................  19
     BUYING FUND SHARES ................................................  19
     REDEEMING FUND SHARES .............................................  21
     EXCHANGING FUND SHARES ............................................  22
     TRANSACTION POLICIES ..............................................  22
     ACCOUNT POLICIES ..................................................  26
ADDITIONAL INFORMATION ABOUT THE FUNDS .................................  32
          OTHER INVESTMENT PRACTICES AND STRATEGIES ....................  32
          INVESTMENT MANAGEMENT ........................................  33
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE .........  36
     SHAREHOLDER SERVICING ARRANGEMENTS ................................  36
     PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................  37
FINANCIAL HIGHLIGHTS ...................................................  38

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



Management Fees(1)                                                       0.90%
Other Expenses                                                           0.11%
Acquired Fund Fees and Expenses                                          0.01%
                                                                        -------
Total Annual Fund Operating Expenses(2)                                  1.02%
Less Fee Reductions and/or Expense Reimbursements                       (0.06)%
                                                                        -------
Total Annual Fund Operating Expenses After Fee Reductions                0.96%
and/or Expense Reimbursements(2,3)


(1)  Management Fees have been restated to reflect current fees.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.


(3) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR     3 YEARS      5 YEARS      10 YEARS
                $98        $319          $557        $1,242



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. Normally, the Fund invests at least 65% of its net assets in common stocks of companies with market capitalizations over $1 billion at the time of purchase. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources, and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The  Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information provided includes the returns of Investor Class Shares for periods before November 3, 2005. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that expenses of Institutional Class Shares are lower. Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2003       35.23%
                              2004       15.05%
                              2005        7.07%
                              2006       16.96%
                              2007       (1.66)%
                              2008      (40.46)%
                              2009       42.14%
                              2010       19.22%
                              2011       (8.48)%
                              2012        8.86%


During the periods shown in the chart, the highest return for a quarter was 22.84% (quarter ended 06/30/2003) and the lowest return for a quarter was (24.02)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares total return from 1/1/2013 to 6/30/2013 was 16.34% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




                                                                                                                       SINCE
                                                                                                                     INCEPTION
INSTITUTIONAL CLASS SHARES                                     1 YEAR           5 YEARS           10 YEARS           (06/30/98)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                       8.86%            0.10%             6.77%               7.26%
Fund Returns After Taxes on Distributions                       8.62%           (0.14)%            6.48%               6.31%
Fund Returns After Taxes on Distributions and                   6.07%            0.02%             5.90%               5.89%
  Sale of Fund Shares
S&P 500 ([R]) Index (reflects no deduction for fees,           16.00%            1.66%             7.10%               3.46%
  expenses, or taxes)


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.


Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.


Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.


FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 18 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if                     2.00%
shares redeemed have been held for less than 90
days)


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees(1)                                                         0.90%
Other Expenses                                                             0.64%
                                                                         -------
Total Annual Fund Operating Expenses                                       1.54%
Less Fee Reductions and/or Expense Reimbursements                        (0.59)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                  0.95%
and/or Expense Reimbursements(2)

(1)  Management Fees have been restated to reflect current fees.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $97         $429         $784         $1,784


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The goal of the Fund is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The Fund normally seeks to achieve its goal by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. In addition, the Fund may invest in derivatives, including options and total return swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, or to address tax considerations.

In selecting investments for the Fund, the Fund's adviser, Cambiar Investors LLC ("Cambiar" or the "Adviser"), focuses predominantly on medium to large market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Adviser may invest, without limit, in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. In many circumstances, the Fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

The Adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The Adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The Adviser's selection and screening criteria are extremely qualitative, and the Adviser makes little attempt to time market or sector movements. The following are typical factors the Adviser considers when purchasing stocks:

     o    Low price-earnings ratio relative to historic norms and peer group;

     o    Low cash flow multiple relative to historic norms and peer group;

     o New product and/or restructuring potential under-appreciated by the marketplace;

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals; and

     o Excessive investor pessimism in relation to overall outlook for company over the medium to long term.

The Adviser also utilizes active country selection as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The Adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the Adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.

The Adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:

     o    The stock has realized its price target;

     o It experiences exaggerated price moves relative to actual developments; or

     o There is a material change in company fundamentals or market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance.

The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. When determining whether a counterparty is creditworthy, the Adviser considers factors such as credit rating agency analysis, broker-dealer credit spreads and financial statements among others. The Adviser regularly monitors the creditworthiness of each counterparty that the Fund enters into a transaction with and maintains an approved list of counterparties.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

The Fund may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. The primary risks associated with total return swaps are counterparty risk, which means the counterparty fails to meet its obligations, and market risk, meaning that the Fund is subject to the risk that it could lose its entire investment.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Institutional Class Shares of the Fund commenced operations on November 30, 2012 and therefore do not have a full calendar year of performance information to report. The performance information provided shows the returns of the Investor Class Shares of the Fund, which are offered in a separate prospectus. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower. Updated performance information is available by calling 1-866-777-8227.



                              2003       38.37%
                              2004       15.48%
                              2005        5.55%
                              2006       29.04%
                              2007       19.68%
                              2008      (49.73)%
                              2009       42.88%
                              2010       12.83%
                              2011       (8.08)%
                              2012       16.95%


During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 29.93% (quarter ended 06/30/2003) and the lowest return for a quarter was (32.95)%

(quarter ended 09/30/2008). The Fund's Investor Class Shares total return from 1/1/2013 to 6/30/2013 was 6.24% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.



                                                                                                                     SINCE
                                                                                                                   INCEPTION
INVESTOR CLASS SHARES                                           1 YEAR           5 YEARS          10 YEARS         (09/02/97)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                       16.95%           (2.72)%           8.54%              8.04%
Fund Returns After                                              16.93%           (3.00)%           7.91%              7.63%
Taxes on Distributions
Fund Returns After Taxes on Distributions and Sale of
  Fund Shares                                                   11.61%           (2.27)%           7.61%              7.28%
Morgan Stanley Capital International EAFE Index
  (reflects no deduction for fees, expenses, or taxes)          17.32%           (3.69)%           8.21%              4.10%


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, Ph.D., International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 18 OF THE PROSPECTUS.

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage of amount redeemed, if                     2.00%
shares redeemed have been held for less than 90 days)


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


Management Fees                                                            1.05%
Other Expenses                                                             0.11%
Acquired Fund Fees and Expenses                                            0.01%
                                                                         -------
Total Annual Fund Operating Expenses(1)                                    1.17%
Less Fee Reductions and/or Expense Reimbursements                        (0.11)%
                                                                         -------
Total Annual Fund Operating Expenses After Fee Reductions                  1.06%
and/or Expense Reimbursements(1,2)


(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.05% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2014. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $108        $361         $633         $1,411


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small cap companies. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($7.6 billion as of July 31, 2013) or $3.5 billion, whichever is greater at the time of purchase.

Cambiar Investors LLC's ("Cambiar" or the "Adviser") investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The Adviser also evaluates economic conditions and fiscal and monetary policies. The Adviser's approach focuses first on individual stocks and then on industries or sectors. The Adviser does not attempt to time the market. The Adviser tries to select quality companies:

     o    Possessing above-average financial characteristics;

     o    Having seasoned management;

     o    Enjoying product or market advantages;

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow;

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products; and/or

     o    Possessing significant appreciation potential within 12 to 18 months.

The Adviser may sell a stock because:

     o    It realizes positive developments and achieves its target price;

     o It experiences exaggerated price moves relative to actual developments;

     o    It becomes overweighted in the portfolio; or

     o    It experiences a change in or deteriorating fundamentals.

Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information provided includes the returns of Investor Class Shares for periods prior to October 31, 2008. Investor Class Shares of the Fund are offered in a separate prospectus. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of Institutional Class Shares are lower. Updated performance information is available by calling
1-866-777-8227.



                              2005       19.98%
                              2006       21.15%
                              2007       (3.88)%
                              2008      (36.19)%
                              2009       45.40%
                              2010       35.93%
                              2011       (1.16)%
                              2012       13.40%


During the periods shown in the chart, the highest return for a quarter was 23.35% (quarter ended 06/30/2009) and the lowest return for a quarter was (27.30)% (quarter ended 12/31/2008). The Fund's Institutional Class Shares total return from 1/1/2013 to 6/30/2013 was 13.87% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                                                       SINCE
                                                                                                     INCEPTION
INSTITUTIONAL CLASS SHARES                                         1 YEAR          5 YEARS           (8/31/04)
------------------------------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                          13.40%           7.17%             10.21%
Fund Returns After Taxes on Distributions                          13.15%           6.92%              9.50%
Fund Returns After Taxes on Distributions and                      9.04%            6.10%              8.60%
  Sale of Fund Shares
Russell 2000([R]) Index (reflects no deduction for fees,           16.35%           3.56%              6.82%
  expenses, or taxes)


INVESTMENT ADVISER

Cambiar Investors LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since its inception.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 18 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES


To purchase shares of a Fund for the first time, you must invest at least $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Funds directly by mail or telephone at 1-866-777-8227.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.


TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS


For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."


BUYING FUND SHARES

To purchase Institutional Class Shares directly from the Funds through their transfer agent, complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227.


All investments must be made by check, wire or ACH. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the name of the Fund.

REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS


The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. #9871063178
Ref: Fund name/account number/account name

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail
Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS


The minimum investment in Institutional Class Shares of each Fund is $5,000,000. Each Fund reserves the right to waive the minimum initial investment amounts in its sole discretion. If the fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund. There is no minimum for subsequent investments.


FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange Institutional Class Shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.



--------------------------------------------------------------------------------
FUND NAME                              TRADING SYMBOL      CUSIP      FUND CODE
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                    CAMWX        0075W0825      1362
--------------------------------------------------------------------------------
Cambiar International Equity Fund           CAMYX        00769G0543     1209
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                      CAMZX        0075W0593      1364
--------------------------------------------------------------------------------


REDEEMING FUND SHARES

BY MAIL


You may contact the Funds directly by mail at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:


     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.


BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

EXCHANGING FUND SHARES

At no charge, you may exchange Institutional Class Shares of one Cambiar Fund for Institutional Class Shares of another Cambiar Fund by writing to or calling the Funds, subject to any applicable minimum investment requirements. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its net asset value ("NAV") next computed after the Fund receives your order in good form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in good form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


With respect to non-U.S. securities held by the Cambiar International Equity Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Cambiar International Equity Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Cambiar International Equity Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges-- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.
The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

IN-KIND TRANSACTIONS

Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

REDEMPTION FEE


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar Small Cap Fund and the Cambiar International Equity Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the appropriate Fund. However, each Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Cambiar International Equity Fund and Cambiar Small Cap Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.


PAYMENT OF REDEMPTION PROCEEDS

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses. ) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures. "

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or

     o The U. S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Cambiar International Equity Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."


Because the Funds may invest in mid and small capitalization securities which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities. In addition, because frequent trading may cause a Fund to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by a Fund.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund per year. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Cambiar International Equity Fund and Cambiar Small Cap Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").


     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next -determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS


The Funds may redeem your shares without your permission if the value of your account falls below $2,500,000. This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year, each Fund will send you a statement showing the types and total amount of distributions you received during the previous year.


Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.
 For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.


INVESTMENT IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS


The investment objectives of the Cambiar Opportunity Fund and Cambiar International Equity Fund are to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval. In addition to their investment objectives, the Cambiar Opportunity Fund and Cambiar International Equity Fund each have a goal to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential.


OTHER INVESTMENT PRACTICES AND STRATEGIES

Each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. In addition, each Fund may use the investment strategies described below. For more information concerning any of the Funds' investment practices and risks, please read the SAI.

DERIVATIVES

The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, or as an alternative to selling a security short. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect each Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Funds buy or sell. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING


The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objectives will subject them to a significant risk of loss. Each of the Cambiar Small Cap Fund and the Cambiar International Equity Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/cambiar and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. Cambiar manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund, as set forth in the table below. As of June 30, 2013, the Adviser had approximately $7.3 billion in assets under management. Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets, until September 1, 2014. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between each Fund's total annual Fund operating expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.




                                                                                   Cambiar
                                             Cambiar                            International                Cambiar
                                           Opportunity                             Equity                   Small Cap
                                              Fund                                 Fund(2)                    Fund
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                      0.90% for first $2.5 billion                   0.90%(1)                   1.05%
                                     0.75% above $2.5 billion(3)
------------------------------------------------------------------------------------------------------------------------------------
Expense Limits -- Institutional               0.95%                                 0.95%                      1.05%
Class
------------------------------------------------------------------------------------------------------------------------------------
Advisory Fee Paid During the                  0.83%                                 0.42%                      0.94%
Most Recent Fiscal Year (after
waivers)
------------------------------------------------------------------------------------------------------------------------------------

(1) Prior to September 1, 2013, the management fee for the Cambiar International Equity Fund was 1.05%.

(2) Institutional Class Shares of the Cambiar International Equity Fund commenced operations on November 30, 2012.

(3) Prior to September 1, 2013, the management fee for the Cambiar Opportunity Fund was 1.00% for the first $500 million, 0.90% of assets between $500 million and $2.5 billion, and 0.75% for excess of $2.5 billion.

A discussion regarding the basis for Board approval of the Funds' investment advisory agreements will be available in the Funds' October 31, 2013 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2013 to October 31, 2013.


PORTFOLIO MANAGERS


The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Brian M. Barish, CFA, President, Director of Research, joined the Adviser in 1997 and has over 23 years of investment experience. He serves as the Lead Manager of the investment team of the Cambiar Opportunity Fund and Co-Manager of the Cambiar Small Cap Fund and Cambiar International Equity Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Maria L. Mendelsberg, CFA, Principal, joined the Adviser in 1997 and has over 19 years of investment experience. She co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund, with a focus on the health care and retail sectors.
 Prior to joining the Adviser, Ms. Mendelsberg served as an investment analyst for Eaton Vance Management, a Boston based investment company. Before launching her investment career, she spent many years working in retail management. Ms. Mendelsberg received a BA in Economics and Classics from Brown University, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Principal, joined the Adviser in 1999 and has over 23 years of investment experience. She co-manages each Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Principal, joined the Adviser in 1999 and has over 20 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Andrew P. Baumbusch, Principal, joined the Adviser in 2004 and has over 14 years of investment experience. He co-manages the Funds with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Jennifer M. Dunne, CFA, Vice President, joined the Adviser in 2005 and has over 18 years of investment experience. She co-manages the Cambiar International Equity Fund with a focus on the energy, industrials, utilities and basic materials sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Todd L. Edwards, PhD, joined the Adviser in 2007 and has over 17 years of investment experience. He co-manages the Cambiar International Equity Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a Ph.D. and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, International Investment Analyst, joined the Adviser in 2007 and has over 19 years of investment experience. Mr. Shiraishi co-manages the Cambiar International Equity Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Senior Investment Analyst, joined the Adviser in 2005 and has over 13 years of investment experience. He co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.

MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE


CAMBIAR OPPORTUNITY FUND
Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had identical investment objectives and strategies as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the performance table on page 5 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

CAMBIAR INTERNATIONAL EQUITY FUND
Effective September 9, 2002, the Fund became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the Fund and had identical investment objectives and strategies as the Fund. The performance shown in the performance table on page 11 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor International Fund's performance may have been lower.

CAMBIAR SMALL CAP FUND
Prior to September 1, 2009, the Cambiar Small Cap Fund's ("Small Cap Fund") investment strategy also included investments in common stocks of medium-sized companies, in addition to investments in common stocks of small-sized companies; therefore, the performance shown in the bar chart and performance table on page 16 of this prospectus for periods prior to September 1, 2009 may have differed had the Small Cap Fund's current investment strategy been in effect during those periods.


SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. These shareholder services for which financial intermediaries are compensated, which do not include distribution related services, may include record-keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds.

A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Institutional Class Shares of the Funds. The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations. Certain information contained in the tables reflects the financial results for a single Institutional Class Share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2013 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.



                                                               YEARS ENDED APRIL 30,
------------------------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                         2013          2012          2011         2010          2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Year                                    $17.91        $20.40        $16.32       $11.43        $18.68

Income (Loss) from Operations:
  Net Investment Income(1)                0.24          0.17          0.11         0.17          0.14
  Net Realized and Unrealized
  Gain (Loss)                             2.54         (2.53)         4.19         4.78         (7.07)
                                        ------        ------        ------       ------        ------
    Total From Operations                 2.78         (2.36)         4.30         4.95         (6.93)
                                        ------        ------        ------       ------        ------
Dividends and Distributions:
  Net Investment Income                  (0.26)        (0.13)        (0.22)       (0.06)        (0.12)
  Net Realized Gain                         --            --            --           --         (0.20)
                                        ------        ------        ------       ------        ------
    Total Dividends and
    Distributions                        (0.26)        (0.13)        (0.22)       (0.06)        (0.32)
                                        ------        ------        ------       ------        ------
Net Asset Value, End of Year            $20.43        $17.91        $20.40       $16.32        $11.43
                                        ======        ======        ======       ======        ======
Total Return(2)                          15.76%       (11.50)%       26.53%       43.29%       (36.94)%
                                        ======        ======        ======       ======        ======
Ratios and Supplemental Data
  Net Assets, End of Years
  (Thousands)                         $282,857      $377,445      $378,342     $332,988      $234,117
  Ratio of Expenses to Average
    Net Assets                            0.95%         0.95%         0.95%        0.95%         0.95%
  Ratio of Expenses to Average
    Net Assets (Excluding
    Waivers, Expense                      1.06%         1.05%         1.08%        1.10%         1.08%
    Reimbursements and Fees
    Paid Indirectly)
  Ratio of Net Investment
    Income to Average Net
    Assets                               1.33%          0.96%         0.66%        1.15%         0.99%
  Portfolio Turnover Rate                  64%            62%           63%          78%          131%


     (1)  Per share data calculated using the average shares method.

     (2) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Amounts designated as "--" are $0 or have been rounded to $0.

--------------------------------------------------------------------------------
                                                    NOVEMBER
                                                       30,
                                                   2012(1) TO
                                                    APRIL 30,
INTERNATIONAL EQUITY FUND                             2013
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $19.85

Income (Loss) from Operations:
  Net Investment Income(5)                             0.18
  Net Realized and Unrealized Gain                     2.07
  (Loss)                                             ------
    Total From Operations                              2.25
                                                     ------
Dividends and Distributions:
  Net Investment Income                               (0.31)
  Net Realized Gain                                      --
                                                     ------
    Total Dividends and Distributions                 (0.31)
                                                     ------
Redemption Fees(5,6)                                   0.00
                                                     ------
Net Asset Value, End of Year                         $21.79
                                                     ======
Total Return(4)                                       11.48%
                                                     ======
Ratios and Supplemental Data
  Net Assets, End of Year (Thousands)                $8,243
  Ratio of Expenses to Average Net
    Assets                                             0.95%(2)
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and
    Fees Paid Indirectly)                              1.59%(2)
  Ratio of Net Investment Income to
    Average Net Assets                                 2.04%(2)
  Portfolio Turnover Rate                                75%(3)


(1)  Commencement of Operations

(2)  Annualized

(3)  Portfolio turnover is for the Fund for the year ended April 30, 2013.

(4) Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.


Amounts designated as "--" are $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------

                                                     YEAR ENDED APRIL 30,                       OCTOBER 31,
                                                                                             2008(1) TO APRIL
                                                                                                   30,
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND                               2013          2012           2011       2010         2009
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $18.90        $19.86         $15.08     $9.60         $9.60

Income (Loss) from Operations:
  Net Investment Income (Loss)(5)            (0.03)        (0.06)         (0.07)    (0.07)         0.01
  Net Realized and Unrealized Gain (Loss)     1.75         (0.35)(8)       4.85      5.55         (0.01)
                                            ------        ------         ------     -----         -----
    Total From Operations                     1.72         (0.41)          4.78      5.48            --
                                            ------        ------         ------     -----         -----
Dividends and Distributions:
Net Realized Gain                            (0.28)        (0.55)            --        --            --
                                            ------        ------         ------     -----         -----
  Total Dividends and Distributions          (0.28)        (0.55)            --        --            --
                                            ------        ------         ------     -----         -----
Redemption Fees(5,6)                          0.00          0.00           0.00      0.00          0.00
                                            ------        ------         ------     -----         -----
Net Asset Value, End of Year                $20.34        $18.90         $19.86    $15.08         $9.60
                                            ======        ======         ======    ======         =====
Total Return(4)                               9.27%        (1.59)%        31.70%    57.08%         0.00%
                                            ======        ======         ======    ======         =====
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)   $519,452      $250,209       $147,410    $8,388          $656
  Ratio of Expenses to Average Net            1.05%         1.05%          1.05%     1.05%         1.05%(2,7)
    Assets
  Ratio of Expenses to Average Net
    Assets (Excluding Waivers and Fees
    Paid Indirectly)                          1.16%         1.17%          1.23%     1.42%         1.66%(2)
  Ratio of Net Investment Income (Loss)      (0.15)%       (0.35)%        (0.38)%   (0.49)%        0.12%(2)
    to Average Net Assets
  Portfolio Turnover Rate                       71%           70%            85%       99%          103%(3)


(1)  Commencement of operations

(2)  Annualized

(3)  Portfolio turnover is for the Fund for the year ended April 30, 2009.

(4) Total return is for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)  Per share data calculated using the average shares method.

(6)  Amount represents less than $0.01 per share.

(7) The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.10%.

(8) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.


Amounts designated as "--" are $0 or have been rounded to $0.

                               THE CAMBIAR FUNDS

Investors who want more information about the Funds should read the Funds' Annual/Semi-Annual Reports and the SAI. The Annual/Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                              Kansas City, MO 64121
                            (Toll free) 1-866-777-8227


You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Trust's Investment Company Act of 1940 file number is 811-06400.



                                                                 CMB-PS-002-1000



                            [CAMBIAR INVESTORS LOGO]